SUB-ITEM 77Q1(e)

                                 AMENDMENT NO.4
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of December 1, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Securities Funds (Invesco Investment Securities Funds), and each of InvescoCanada Ltd. (previously known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                  W I T N E  S S E T H:

     WHEREAS, the parties desire to amend the Agreement to remove the following series portfolios: Invesco Core Bond Fund, Invesco Income Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund and Invesco Van Kampen Limited Duration Fund;


     NOW, THEREFORE, the parties agree that;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                     FUNDS

               Invesco Dynamics Fund
               Invesco Global Real Estate Fund
               Invesco High Yield Fund
               Invesco Limited Maturity Treasury Fund
               Invesco Money Market Fund
               Invesco Municipal Bond Fund
               Invesco Real Estate Fund
               Invesco Short Term Bond Fund
               Invesco U.S. Government Fund
               Invesco High Yield Securities Fund
               Invesco Van Kampen Corporate Bond Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                   INVESCO ADVISERS, INC.

                                   Adviser

                                   By: /s/ John M. Zerr
                                       ----------------------------
                                   Name: John M. Zerr
                                   Title: Senior Vice President

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

                                   INVESCO CANADA LTD.

                                   Sub-Adviser

                                   By: /s/ Eric J. Adelson
                                       ----------------------------
                                   Name: Eric J. Adelson
                                   Title: Senior Vice President and Secretary

                                   By: /s/ Wayne Bolton
                                       ----------------------------
                                   Name: Wayne Bolton
                                   Title: Vice President, Compliance &
                                   Chief Compliance Officer

                                   INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                   Sub-Adviser

                                   By: /s/ Jens Langewand &
                                       /s/ Alexander Lehmann
                                       ----------------------------
                                   Name: Jens Langewand & Alexander Lehmann
                                   Title: Managing Directors

                                   INVESCO ASSET MANAGEMENT LIMITED

                                   Sub-Adviser

                                   By: /s/ Graeme Proudfoot
                                       ----------------------------
                                   Name: Graeme Proudfoot
                                   Title: Director

                                   INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                   Sub-Adviser

                                   By: /s/ Masakazu Hasegawa
                                       ----------------------------
                                   Name: Masakazu Hasegawa
                                   Title: Managing Director

                                   INVESCO AUSTRALIA LIMITED

                                   Sub-Adviser

                                   By: /s/ Nick Burrell &
                                       /s/ Mark Yesberg
                                       ----------------------------
                                   Name: Nick Burrell & Mark Yesberg
                                   Title: Company Secretary & Director

                                   INVESCO HONG KONG LIMITED

                                   Sub-Adviser

                                   By: /s/ Anna Tong &
                                       /s/ Fanny Lee
                                       ----------------------------
                                   Name: Anna Tong & Fanny Lee
                                   Title: Director & Director

                                   INVESCO SENIOR SECURED MANAGEMENT, INC.

                                   Sub-Adviser

                                   By: /s/ Jeffrey H. Kupor
                                       ----------------------------
                                   Name: Jeffrey H. Kupor
                                   Title: Secretary & General Counsel

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